Exhibit 16
DRIEHAUS MUTUAL FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelly C. Dehler and Michelle L. Cahoon, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 12th day of May, 2008.

Signature	Title	Date

/s/ Francis J. Harmon Francis J. Harmon	Trustee	May 12, 2008

DRIEHAUS MUTUAL FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelly C. Dehler and Michelle L. Cahoon, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 12th day of May, 2008.

Signature	Title	Date

/s/A.R. Umans A.R. Umans	Trustee	May 12, 2008

DRIEHAUS MUTUAL FUNDS
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Kelly C. Dehler and Michelle L. Cahoon, and either of them, his true and lawful attorneys and agents in his name, with full power of substitution and resubstitution, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement of Driehaus Mutual Funds, a Delaware statutory trust (the “Trust”), on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and either of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and either of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the undersigned with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two had acted together.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 12th day of May, 2008.

Signature	Title	Date

/s/ Daniel F. Zemanek Daniel F. Zemanek	Trustee	May 12, 2008